UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2007

WIRELESS FACILITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.01 is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K filed by Wireless Facilities, Inc. (the “Company”) on July 12, 2007 (the “Prior Report”), the Company entered into an Asset Purchase Agreement (the “Acquisition Agreement”) with Burgundy Acquisition Corporation (“Burgundy”) pursuant to which the Company agreed to sell to Burgundy all of the assets used in the conduct of the operation of the Company’s Wireless Network Services business segment that provides deployment services to the non-government wireless communications industry in the United States (the “Business”), including the “Wireless Facilities” name, on the terms set forth in the Acquisition Agreement (the “Acquisition”).  Pursuant to the terms of the Acquisition Agreement, the Acquisition was completed on July 24, 2007 (the “Closing”).

Pursuant to the terms of the Acquisition Agreement, Burgundy paid $17,625,000 in cash to the Company at the Closing (the “Closing Purchase Price”).  The Closing Purchase Price comprised $18,000,000 less $375,000 in estimated net receipts of the Business from June 30, 2007 through the Closing.  The Closing Purchase Price is subject to potential post-closing adjustments as set forth in the Acquisition Agreement.  In addition, Burgundy may pay up to $6,000,000 following completion of a three-year earnout arrangement commencing January 1, 2008, based upon cumulative cash collections of the Business from customers over the earnout period pursuant to the terms set forth in an Earnout Agreement executed by the parties at the Closing (the “Earnout Agreement”).

In addition, pursuant to the terms of the Acquisition Agreement, the Company and Burgundy entered into the following agreements at the Closing:

•  Transition Services Agreement;

•  Transition Services Agreement (Reverse);

•  General Assignment and Bill of Sale; and

•  Assignment and Assumption Agreement.

The foregoing descriptions of the Acquisition Agreement and the Earnout Agreement do not purport to be complete and are qualified in their entirety by the Acquisition Agreement and the Earnout Agreement attached as Exhibit 2.1 and Exhibit 10.1, respectively, to the Prior Report.  The Company issued a press release on July 24, 2007 regarding the Closing, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

2.1	(1)

Asset Purchase Agreement, dated July 7, 2007, by and between Wireless Facilities, Inc. and Burgundy Acquisition Corporation. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1	(2)	Form of Earnout Agreement executed by Wireless Facilities, Inc. and Burgundy Acquisition Corporation at the Closing.

99.1		Press Release of Wireless Facilities, Inc. issued on July 24, 2007.

(1) Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 12, 2007, and incorporated herein by reference.

(2) Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 12, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS FACILITIES, INC.

Date: July 27, 2007	/s/ JAMES R. EDWARDS
James R. Edwards
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number		Description

2.1	(1)

Asset Purchase Agreement, dated July 7, 2007, by and between Wireless Facilities, Inc. and Burgundy Acquisition Corporation. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1	(2)	Form of Earnout Agreement executed by Wireless Facilities, Inc. and Burgundy Acquisition Corporation at the Closing.

99.1		Press Release of Wireless Facilities, Inc. issued on July 24, 2007.

(1) Filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 12, 2007, and incorporated herein by reference.

(2) Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 12, 2007, and incorporated herein by reference.